JUNE 26, 2017

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED MAY 11, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – MANAGEMENT FEES,” the information for the Hartford International Equity Fund and Hartford Multi-Asset Income Fund is deleted in its entirety and replaced with the following:

International Equity Fund (prior to July 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6300%
Amount Over $5 billion	0.6250%

International Equity Fund (effective July 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.6000%
Next $4 billion	0.5900%
Amount Over $5 billion	0.5800%

Multi-Asset Income Fund (prior to July 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6800%
Next $1.5 billion	0.6600%
Next $2.5 billion	0.6500%
Next $5 billion	0.6400%
Amount Over $10 billion	0.6350%

Multi-Asset Income Fund (effective July 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.6000%
Next $250 million	0.5500%
Next $500 million	0.5300%
Next $1.5 billion	0.5100%
Next $2.5 billion	0.5050%
Next $5 billion	0.5025%
Amount Over $10 billion	0.5000%

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.